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                                                                   EXHIBIT 23(a)
                                                 CONSENT OF INDEPENDENT AUDITORS



                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Registration Statement of Bullet Environmental Technologies, Inc. on Form S-8 of our report dated May 24, 2000 appearing in the Annual Report on Form 10-KSB of Bullet Environmental Technologies, Inc. for the year ending February 29, 2000.



                                                      /s/ Davidson & Company
                                                      Chartered Accountants


Vancouver, Canada
December 11, 2000